Exhibit 10.37

CONTINUING GUARANTY

Guarantor: Harry H. Graves

Grantor: Global Energy. Inc.

To: OnFlight. Inc.

One Financial Way

Cincinnati, OH 45242

This Guaranty (“Guaranty”) is executed and delivered as of the date set forth below by the undersigned guarantor (“Guarantor”) in favor of OnFlight, Inc.(“Secured Party”). Secured Party may, from time to time, enter into agreements with Global Energy, Inc. (“Grantor”). Secured Party is unwilling to enter into such agreements with Grantor, unless Guarantor absolutely and unconditionally guarantees to Secured Party the payment and performance of all obligations of Grantor at any time owing to Secured Party in an amount not to exceed $1,200,000.00. With knowledge that Secured Party will enter into agreements with or extend financial accommodations to Grantor in reliance upon the existence of this Guaranty and the validity and enforceability of the obligations and liabilities of Guarantor to Secured Party contemplated hereby, Guarantor agrees with Secured Party as follows:

I. Guaranty

1.1 Guarantor guarantees to Secured Party the prompt payment and/or performance of all indebtedness, obligations and liabilities of Grantor at any time owing to Secured Party, whether direct or indirect, matured or unmatured, primary or secondary, certain or contingent, or acquired by or otherwise created in favor of Secured Party arising under or in connection with that certain Promissory Note in the original principal amount of $2,800,000, that certain Promissory Note in the original principal amount of $200,000, that certain Aircraft Mortgage, Security Agreement and Assignment, and that certain Agreement for Aircraft Management and Pilot Services each dated of even date herewith (“Secured Obligations”) in an amount not to exceed $1,200,000. This Guaranty is a guaranty of payment and not a guaranty of collection. Guarantor guarantees to Secured Party the punctual and faithful performance by Grantor of each and every Secured Obligation, all without offset or deduction for any reason. Guarantor shall be deemed to be primarily liable on any agreement, document or instrument evidencing any Secured Obligation and will for all purposes be deemed to be a party to any such writing whether or not the undersigned has specifically executed or endorsed such writing.

II. Continuing Nature of Guaranty; Revocation

2.1 This Guaranty is a continuing guaranty and shall in all respects be valid and enforceable without regard to the form or the amount of the Secured Obligations in existence at any time. Guarantor may prospectively revoke this Guaranty by sending written notice, certified mail, return receipt requested, to Secured Party at the address for Secured Party specified above (“Revocation Notice”). The revocation of this Guaranty shall not be effective with respect to any Secured Obligation arising on or prior to the date occurring fifteen (15) days after Secured Party’s receipt of the Revocation Notice ( “Revocation Date”), or to any Secured Obligation arising at any time after the Revocation Date if such Secured Obligation arises as the result of a commitment made by Secured Party to Grantor on or prior to the Revocation Date.

III. Absolute, Unconditional, Joint and Several Nature of Guaranty

3.1 The obligations of Guarantor hereunder are absolute and unconditional, and shall be joint and several with each other party that may be liable, directly or indirectly, for the payment or performance of any of the Secured Obligations. Guarantor shall not be released from any obligations under or in respect of this Guaranty for any reason, nor shall such obligations be reduced, diminished or discharged for any reason, including:

(a) Modifications and Indulgences. Any modifications, renewals, or alterations of any agreement, document or instrument relating to any Secured Obligation, or any indulgences, adjustments, preferences, extensions or compromises made by Secured Party in favor of Grantor or Guarantor or any other party.

(b) Condition of Grantor or Guarantor. Any insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or similar proceeding affecting Grantor or Guarantor; any sale, lease or other disposition of any of the assets of Grantor or Guarantor; any reorganization of, or change in the composition of the ownership of Grantor; or any termination of, or other change in, the relationship between Grantor and Guarantor.

(c) Invalidity of Secured Obligations or Other Agreements. The invalidity, illegality or unenforceability of any Secured Obligation for any reason whatsoever, including, but not limited to: the existence of valid defenses, counterclaims or off-sets to any Secured Obligation; the violation of applicable usury or other laws by any Secured Obligation; or the lack of authenticity or genuineness of any document or instrument relating to the Secured Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Secured Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity or unenforceability of any such other guaranty or security.

(d) Release of Grantor. Any complete or partial release of Grantor or any other party liable for any Secured Obligation for any reason.

(e) Release and Care of Collateral; Status of Liens. Any release, surrender, exchange, deterioration, waste, loss or impairment of any real or personal property transferred or assigned by any party as collateral securing payment of any Secured Obligation (“Collateral”), whether negligent or willful; the failure of Secured Party or any other party to exercise reasonable care in the preservation, protection, sale or other treatment of any of the Collateral; the failure of Secured Party to create or properly perfect any mortgage, pledge, transfer or assignment of any Collateral intended to be given by or for the benefit of the Grantor in connection with any Secured Obligation (“Lien”); the unenforceability of any Lien; the subordination of any Lien to any other lien or encumbrance; or the taking or accepting by Secured Party of any other security for, or assurance of payment of, any Secured Obligation.

(f) Other Action or Inaction. Any other action or inaction on the part of Secured Party, whether or not such action or inaction prejudices Guarantor or increases the likelihood that Guarantor will be required to pay or perform any Secured Obligation pursuant to the terms hereof.

It is the obligation of Guarantor to discharge the Secured Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether or not particularly described herein. Guarantor is not entering into this Guaranty in reliance on the value or the availability of any of the Collateral. Guarantor acknowledges that Guarantor may be required to pay the Secured Obligations, in full, without the assistance or support of any other party. Guarantor has not been induced to enter into this Guaranty on the basis that any party other than Grantor will be liable to perform any Secured Obligations or that Secured Party will look to any other party to perform any Secured Obligation. Secured Party may release, or settle with, the Grantor or any Guarantor or any other party liable, directly or indirectly, for the performance of any Secured Obligation, all without affecting the liability of any other party to this Guaranty. To the extent that this Guaranty is secured by property of Guarantor, Secured Party shall not be obligated to release its security interest in such property until all applicable preference periods have passed with respect to payments of Secured Obligations made to Secured Party.

IV. Default; Performance of Secured Obligations

4.1 If Grantor defaults in the payment or performance of any Secured Obligation, if there exists any event or condition which, with notice and/or the passage of time, would constitute a default under any document, agreement or instrument evidencing a Secured Obligation, or if there is a liquidation, bankruptcy, assignment for the benefit of creditors or similar proceeding affecting the status, existence, assets or obligations of Grantor or any Guarantor or other party liable to Secured Party in respect of the Secured Obligations, then the obligations of Guarantor hereunder shall, at the option of Secured Party, become immediately due and payable and Guarantor shall pay directly to Secured Party the sums which Grantor is obligated to pay to Secured Party, whether by acceleration or otherwise, and promptly perform all other Secured Obligations. Guarantor shall be liable, as principal obligor and not as a surety or guarantor only, for all attorneys’ fees and other costs and expenses incurred by Secured Party in connection with Secured Party’s enforcement of this Guaranty, together with interest on all amounts recoverable under this Guaranty, compounded monthly in arrears, from the time such amounts become due and payable until the date of payment at the lesser of Secured Party’s then current late charge rate of interest or the highest rate permitted by applicable law. If Secured Party is required to return any payment made to Secured Party by or on behalf of Grantor, whether as a result of Grantor’s bankruptcy, reorganization or otherwise. Guarantor acknowledges that this Guaranty covers all such amounts, notwithstanding that the original of this Guaranty may have been returned to Guarantor and/or otherwise canceled.

V. Waivers

5.1 Guarantor waives:

(a) Action Against Others. Any right to require Secured Party to: institute suit or exhaust remedies against Grantor or any other party liable for any Secured Obligation; enforce Secured Party’s rights in any of the Collateral or other security which is at any time given to secure any Secured Obligation; enforce Secured Party’s rights against any other Guarantor or any other party liable on any Secured Obligation; join Grantor or any other party liable for any Secured Obligation in any action seeking to enforce this Guaranty; or exhaust any other remedies available to Secured Party or resort to any other means of obtaining payment or performance of any Secured Obligation.

(b) Notices. Notice of the execution, delivery or acceptance by Secured Party, Grantor or any other party, of this Guaranty or any document, agreement or instrument evidencing any Secured Obligation; notice of the amount of credit extended by Secured Party to Grantor at any time, whether primary or secondary; notice of modifications or extensions of any Secured Obligation; notice of defaults, or other non-performance by Grantor in connection with any Secured Obligation; notice of the transfer or disposition by Secured Party of any Secured Obligation; notice of the repossession, sale or other disposition of any of the Collateral; notice of the acceptance of this Guaranty by Secured Party; demand and presentation for payment upon Grantor or any other party liable for any Secured Obligation; protest, notice of intention to accelerate or notice of acceleration of any Secured Obligation, notice of protest and diligence in bringing suit against Grantor or any other party; and any other action or inaction on the part of Secured Party in connection with this Guaranty or any Secured Obligation.

(c) Subrogation. Any right which Guarantor may at any time have against Grantor, or any other party liable for any Secured Obligation, as a result of the performance by Guarantor of its obligations under this Guaranty, including, but not limited to contractual, statutory and common law rights of subrogation, reimbursement, indemnification, set-off or contribution, until all Secured Obligations owing to Secured Party have been paid and performed in full.

(d) Suretyship Defenses. Any defenses which Guarantor may have or assert against the enforcement of this Guaranty or any Secured Obligation based upon suretyship principles or any impairment of Collateral.

VI. Representations and Warranties

6.1 Guarantor represents and warrants to Secured Party that:

(a) Benefit. Guarantor has received, or will receive, substantial benefit from the agreements and transactions giving rise to the Secured Obligations and this Guaranty.

(b) No Representations Made by Secured Party. Neither Secured Party nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

(c) Access to Information. Guarantor has adequate means to obtain continuing and sufficient information concerning the financial and business condition of the Grantor and other parties liable in respect of the Secured Obligations.

(d) Financial Condition; Solvency. As of the date hereof, and after giving effect to this Guaranty and the contingent obligations contained herein, Guarantor is solvent and has assets which, when fairly valued, exceed his liabilities.

(e) No Violations. This Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms. The execution, delivery and performance of this Guaranty by the Guarantor will not (i) violate any provision of any Applicable Law, (ii) conflict with, result in a breach of or constitute a default under any contract or obligation to which the Grantor is a party. There is no lawsuit, tax claim or other dispute pending or threatened against the Guarantor, which, if lost, would impair the Guarantor’s financial condition or ability to pay the amounts due under the Promissory Note and Security Agreement. The Guarantor is not in default on any obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation.

VII. Subordination

7.1 Guarantor further agrees that: (i) all present and future indebtedness of Grantor to Guarantor (“Subordinated Debt”) shall be and hereby is subordinated to, assigned and transferred to Secured Party and pledged and made security for the payment of the Secured Obligations; (ii) Guarantor shall not demand, nor accept from Grantor or any other person, any payment or transfer of property on account of the Subordinated Debt and shall not cancel, set-off or otherwise discharge any part of the Subordinated Debt; (iii) Guarantor contemporaneously herewith and from time to time hereafter shall on request deliver to Secured Party any and all documents, instruments, notes or certificates evidencing any such indebtedness, and shall execute such further agreements, endorsements, financing statements, assignments or other proper transfers as Secured Party may request to further evidence the assignment of Subordinated Debt and the perfection of Secured Party’s security interest therein; and (iv) Guarantor hereby appoints Secured Party and each of its duly authorized officers as Guarantor’s attorney to demand and enforce payment in any way of Subordinated Debt, to prove all claims, receive all interest or dividends and take all other action, either in the name of Secured Party or of Guarantor, in respect of Subordinated Debt in any liquidation or any proceedings whatsoever affecting Grantor or his property under any bankruptcy or other laws now or hereafter in effect for the relief of debtors, and in general to do any act or take any action in regard to Subordinated Debt which Guarantor might otherwise do. Notwithstanding the foregoing, so long as there is no event of default under any agreement associated with the Secured Obligations or the Subordinated Debt, Guarantor may receive and Grantor may pay (but not prepay) scheduled installment payments of principal and/or interest from Grantor strictly in accordance with the terms of the documents and instruments evidencing the Subordinated Debt, provided, however, that in no event may any Subordinated Debt be prepaid (whether or not permitted or contemplated by the terms of such documents or instruments) without the prior written consent of Secured Party. Upon the request of Secured Party, Guarantor shall deliver to Secured Party a certified statement of the outstanding Subordinated Debt, specifying in detail the time at which permitted payments were made, if any.

VIII. Governing Law; Miscellaneous

8.1 THIS GUARANTY AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. GUARANTOR CONSENTS TO THE JURISDICTION

AND VENUE OF OHIO COURTS IN CONNECTION WITH SECURED PARTY’S ENFORCEMENT OF ANY OBLIGATIONS UNDER OR IN RESPECT OF THIS GUARANTY. GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTY. Time is of the essence in the payment and performance of all Secured Obligations and all of Guarantor’s obligations and liabilities owing to Secured Party hereunder. This Guaranty shall not be deemed to create any right in any party except as provided herein and shall inure to the benefit of, and be binding upon, the successors and assigns of Guarantor and Secured Party. This Guaranty constitutes the entire agreement of Guarantor and Secured Party relative to the subject matter hereof, and there are no prior or contemporaneous understandings or agreements, whether oral or in writing, between the parties hereto with respect to the subject matter hereof. No subsequent modification of, or supplement to, this Guaranty shall be enforceable against any party hereto unless the same is in writing and is duly signed by an authorized officer or representative of the party against whom enforcement is sought. Guarantor agrees to maintain a minimum personal net worth of $1,000,000 during the term of this Guaranty. Guarantor agrees that Secured party may, without the consent of, or notice to, Guarantor, assign all or any portion of this right hereunder to any other party to which all or any portion of the Secured Obligations are transferred, assigned or negotiated (an “Assignee”), and Guarantor shall execute and deliver to Secured Party upon Secured Party’s request such further and additional documents, instruments and assurances as Secured Party deems necessary (a) in order to acknowledge and confirm for the benefit of Secured Party or any Assignee all of the terms and conditions this Guaranty and Secured Party’s or Assignee’s rights with respect thereto, and Guarantor’s compliance with all of the terms and provisions hereof and (b) to preserve, protect and perfect Secured Party’s or Assignee’s right, title or interest hereunder and in any Collateral or other property securing any Secured Obligations or any obligations of Guarantor owing to Secured Party or any Assignee, including without limitation, such UCC financing statements or amendments, corporate resolutions, certificates of compliance, notices of assignment or transfers of interests, and restatements and reaffirmations of Guarantor’s obligations owing to Secured Party or any Assignee and its representations and warranties with respect thereto as of the dates requested by Secured Party from time to time.

The undersigned has executed this Guaranty as of the date set forth below.

Dated as of: December         , 2002

[SIGNATURE PAGE FOLLOWS]

SIGNED AND DELIVERED AS OF THIS          day of December, 2002.

GUARANTOR:

/s/ Harry H. Graves
Harry H. Graves
Address: c/o Global Energy. Inc. 312 Walnut Street, Suite 200 Cincinnati, OH 45202 Facsimile No.

STATE OF	____________)
	)	SS
COUNTY OF	____________)

Subscribed, sworn to and acknowledged before me this              day of December, 2002 by Harry H. Graves, who personally appeared before me.

Witness my hand and official seal.

/s/ Ronald L. Benedict
Notary Public
RONALD L. BENEDICT
NOTARY PUBLIC - STATE OF OHIO
My Commission has no expiration date. Section 147.03 R.C.